UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 19, 2007

OAK HILL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-26876	31-1010517
(State or jurisdiction of incorporation)	(Commission or file number)	(IRS Employer identification number)

14621 S. R. 93
Jackson, OH 45640
 (Address of principal executive offices)

(740) 286-3283
(Registrant’s phone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01:	Other Information

On November 19, 2007, WesBanco, Inc. and Oak Hill Financial, Inc. issued a joint press release announcing shareholder approval of the merger between WesBanco, Inc. and Oak Hill Financial, Inc., the allocation of New Markets Tax Credits, and the pending sale of Oak Hill Banks loans. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1
Joint press release dated November 19, 2007 announcing shareholder approval of the merger between WesBanco, Inc. and Oak Hill Financial, Inc., the allocation of New Markets Tax Credits, and the pending sale of Oak Hill Banks loans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Hill Financial, Inc.

/s/ Dale B. Shafer

Date: November 23, 2007	Dale B. Shafer
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Joint press release dated November 19, 2007 announcing shareholder approval of the merger between WesBanco, Inc. and Oak Hill Financial, Inc., the allocation of New Markets Tax Credits, and the pending sale of Oak Hill Banks loans.